UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2015 (October 19, 2015)

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EVOLUTIONARY GENOMICS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-54129	41-1683548
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1026 Anaconda Drive, Castle Rock, Colorado 80108

(Address of Principal Executive Office) (Zip Code)

(303) 513-3510

(Registrant’s telephone number, including area code)

FONA, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

All references in this Current Report on Form 8-K to “Fona” or the “Company” refer to Evolutionary Genomics, Inc., formerly known as Fona, Inc., a Nevada corporation; all references to “Evolutionary Genomics” refer to Evolutionary Genomics, Inc., a Delaware corporation; all references to “EG I” refer to EG I, LLC, a Colorado limited liability company; all references to the “merger agreement” refer to the merger agreement, dated as of June 6, 2014, as amended and restated on March 2, 2015 by and among Fona, Evolutionary Genomics, EG I, Fona Merger Sub, Inc., a wholly-owned subsidiary of Fona, and Fona Merger Sub, LLC, a wholly-owned subsidiary of Fona; all references to the “Form S-4” refer to the Registration Statement on Form S-4 of Fona, as amended, SEC file number 333-203196.

On June 6, 2014, Evolutionary Genomics, EG I, Fona, Fona Merger Sub, Inc., and Fona Merger Sub, LLC entered into a merger agreement as amended by the Amended and Restated Agreement and Plan of Merger dated March 2, 2015. On October 19, 2015, pursuant to the Merger Agreement, (i) EG I merged with and into Fona Merger Sub, LLC, with EG I continuing as the surviving entity, (ii) Evolutionary Genomics merged with and into Fona Merger Sub, Inc., with Evolutionary Genomics continuing as the surviving entity, (iii) each of EG I and Evolutionary Genomics became wholly owned subsidiaries of the Company, (iv) Fona changed its name to “Evolutionary Genomics, Inc.” and adopted certain amendments to its articles of incorporation, (v) Fona paid or issued to stockholders of record of Evolutionary Genomics, 308,821,675 newly issued shares of Fona’s common stock and 47,323,188 shares of newly issued Fona common stock to the members of EG I. These transactions are referred to in this Current Report on Form 8-K as the “Mergers”.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above, as well as the section of the Form S-4 titled “The Merger”, are incorporated herein by reference.

Certain conditions precedent to the Mergers were approved by Fona’s stockholders at an annual meeting of stockholders held on September 30, 2015 (the “Annual Meeting”). A description of these conditions precedent, as well as the results from the Annual Meeting, are set forth in Item 5.07 herein , Submission of Matters to a Vote of Security Holders, of Fona’s Current Report on Form 8-K filed on September 30, 2015 and are incorporated herein by reference.

In the Mergers, Fona paid or issued to stockholders of record of Evolutionary Genomics, 308,821,675 newly issued shares of Fona’s common stock and 47,323,188 shares of newly issued Fona common stock to the members of EG I.

The issuance of Fona’s common stock to former holders of Evolutionary Genomics preferred and common stock and EG I’s membership interests in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-203196), filed with the United States Securities and Exchange Commission (the “SEC”) and declared effective on September 11, 2015 (the “Form S-4”). The Form S-4 contains additional information about the Merger Agreement, the Mergers, the Annual Meeting and related corporate actions and transactions.

Prior to the closing of the Mergers, Fona was a shell company with no operations. After the closing of the Mergers, Fona is now a holding company with two wholly-owned operational subsidiaries, Evolutionary Genomics and EG I.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company makes forward looking statements in this Current Report on Form 8-K. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there will be risks and uncertainties related to successfully integrating the products and employees of Fona, EG I and Evolutionary Genomics, as well as the ability to ensure continued regulatory compliance, performance and/or market growth. These risks, uncertainties and other factors, and the general risks associated with the businesses of Fona, EG I and Evolutionary Genomics described herein and in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to in the forward-looking statements. You are cautioned not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to Fona, EG I and Evolutionary Genomics and are qualified in their entirety by this cautionary statement. Fona, EG I and Evolutionary Genomics anticipate that subsequent events and developments may cause their views to change. The information contained in this Current Report on Form 8-K speaks as of the date hereof and Fona, EG I and Evolutionary Genomics have or undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Business

The Company has not been engaged in any business prior to the transactions described in Item 2.01 above. Following the consummation of the Merger, the Company will be a holding company for the businesses of Evolutionary Genomics and EG I. The businesses of Evolutionary Genomics and EG I (collectively, the “Businesses”) are described in the Form S-4 in the sections titled “Information about Evolutionary Genomics” and “Information about EG I,” which sections are incorporated herein by reference.

Risk Factors

The risks associated with the Businesses are described in the Form S-4 in the section titled “Risk Factors”, which section is incorporated herein by reference.

Selected Financial Information

The sections titled “Selected Historical Financial Data of Fona”, “Selected Financial Data of Evolutionary Genomics” and “Selected Financial Data of EG I” in the Form S-4 are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The sections titled “EG I’s Management’s Discussion and Analysis of Financial Condition and Results of Operations As Of June 30, 2015”, and “Evolutionary Genomics Management’s Discussion and Analysis of Financial Condition and Results of Operations As Of June 30, 2015” in the Form S-4 are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The sections titled “Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters”, “Security Ownership And Beneficial Ownership Of Management And Directors Of Evolutionary Genomics”, “Security Ownership And Beneficial Ownership Of Management Of EG I, LLC”, “Interests of Fona Directors And Executive Officers In The Merger” and “Post Transaction Pro Forma Security Ownership By Certain Beneficial Owners and Management of the Combined Company” of the Form S-4 are hereby incorporated by reference.

Directors and Executive Officers

The Company’s directors and executive officers are as follows:

Name	Age	Position

Steve B. Warnecke	58	Chairman of the Board, President, CEO, CFO, Director
Walter Messier	60	Treasurer, Secretary
Virginia Orndorff	64	Director
Mark Boggess	54	Director

The biographical information of each of the directors and executive officers in is forth in Item 5.02 herein, “Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of Fona’s Current Report on Form 8-K filed on September 30, 2015 and incorporated herein by reference.

Executive Compensation

The information in the section of the Form S-4 titled “Executive Compensation” is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The information in the section of the Form S-4 titled “Certain Relationships, Related Transactions and Director Independence” is incorporated herein by reference. The information set forth in this Item 2.01 above is incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team in their capacities as such.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

As of October 19, 2015, the Company’s common stock is quoted on the OTCQB Marketplace under the symbol “FNAMD”.

Prior to the closing of the Merger, none of the preferred or common stock of Evolutionary Genomics, nor EG I’s units, were traded in a public market. The information in the sections of the Form S-4 titled “Description of Securities of Evolutionary Genomics”, “Description of Securities of EG I, LLC” and “Description Of Capital Stock Of, And Comparison Of Certain Rights Of, Fona And Evolutionary Genomics Stockholders And EG I Members” is incorporated herein by reference.

Holders of Record

As of October 19, 2015, there were approximately 194 holders of record of the Company’s common stock.

Dividends

The Company has not paid any cash dividends on its common stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors at such time. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, the Company’s board of directors does not anticipate declaring any dividends in the foreseeable future. In addition, the Company’s board of directors is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future.

Recent Sales of Unregistered Securities

None.

Description of Registrant’s Securities to be Registered

The information in the section of the Form S-4 titled “Description Of Capital Stock Of, And Comparison Of Certain Rights Of, Fona And Evolutionary Genomics Stockholders And EG I Members” is incorporated herein by reference.

Indemnification of Directors and Officers

The information in Item 20 of the Form S-4 is incorporated herein by reference.

Financial Statements and Supplementary Data

The information on pages F-1 through F-62 of the Form S-4 is incorporated herein by reference. The information set forth in Item 9.01 hereof is incorporated herein by reference.

Financial Statements and Exhibits

The information in Item 21 of the Form S-4 is incorporated herein by reference. The information set forth in Item 9.01 hereof is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

As part of the Mergers, the Company’s stockholders approved a one-for-60.8826484 reverse stock split of its issued and outstanding common stock. The information in “Proposal No. 3 – Approval Of The Reverse Split” in the Form S-4 is hereby incorporated by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 20, 2015, the Company notified its independent auditing firm, Schumacher & Associates, Inc. (“Schumacher”), that the Company had decided to change auditors and was therefore dismissing Schumacher, effective immediately. The Company’s decision was approved by its full board of directors, acting in lieu of an audit committee. Concurrently with Schumacher’s dismissal, the board of directors of the Company appointed EKS&H LLLP (“EKS&H”) as the Company’s new independent registered public accounting firm.

The reports of Schumacher regarding the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2014 and 2013, and through October 20, 2015, the Company did not (i) have any disagreements (as defined in Item 304(a)(1(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Schumacher on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schumacher, would have caused it to make reference thereto in connection with its reports; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Schumacher with a copy of this disclosure on October 20, 2015 and requested that Schumacher furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter, dated October 20, 2015 is filed as Exhibit 16.1 to this current report on Form 8-K.

During the fiscal years ended December 31, 2014 and 2013, and through October 20, 2015, neither the Company, nor anyone acting on its behalf, consulted with EKS&H regarding:

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the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, and no written report was provided to the Company nor was oral advice rendered that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

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any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 5.01. Changes in Control of Registrant

As a result of the transactions contemplated by the Merger Agreement, the Company is now the holding company for Evolutionary Genomics and EG I. The securities of the Company are now owned by, among others, the former holders of EG I membership interests and the former holders of Evolutionary Genomics common and preferred stock. The former members of EG I hold approximately 13.2% of the outstanding common stock of the Company (excluding ownership of warrants exercisable within 60 days). The former preferred stockholders of Evolutionary Genomics and their affiliates own approximately 86.3% of the outstanding common stock of the Company (excluding ownership of warrants exercisable within 60 days). The former common stockholders of Evolutionary Genomics and their affiliates own approximately 0.5% of the outstanding common stock of the Company (excluding ownership of warrants exercisable within 60 days).

The information regarding the transactions contemplated by the Merger Agreement set forth in the Introductory Note and Item 2.01 above is incorporated herein by reference.

The information in the sections of the Form S-4 titled “Summary”, “The Merger”, “Information about Fona”, “Information about Evolutionary Genomics”, “Information about EG I”, “Post Transaction Pro Forma Security Ownership By Certain Beneficial Owners and Management of the Combined Company”, “Description of Securities of Evolutionary Genomics”, “Description of Securities of EG I, LLC”, “Interests of Fona Directors And Executive Officers In The Merger” and “Description Of Capital Stock Of, And Comparison Of Certain Rights Of, Fona And Evolutionary Genomics Stockholders And EG I Members”, is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately prior to the consummation of the Mergers, on September 30, 2015, the Company’s stockholders elected the following individuals as directors: Steve B. Warnecke, Virginia Orndorff and Mark Boggess, Ph.D.

The information regarding the directors and officers of the Company, set forth in Item 2.01 above, as well as in the sections of the Form S-4 titled “Directors, Executive Officers and Corporate Governance” and “Proposal No. 1 – Election Of Directors” are incorporated herein by reference.

The 2015 Equity Incentive Plan (the “Incentive Plan”) was approved by (i) the shareholders of Fona at the Annual Meeting and (ii) by the Company’s board of directors on March 1, 2015 by written consent. At the Annual Meeting, 5,941,223 shares of common stock were voted in favor of the proposal to adopt the Incentive Plan and 34,175 shares of common stock were voted against that proposal, with 1,918,713 shares of common stock abstaining.

The Incentive Plan, which will be administered by the compensation committee of the Company’s board of directors, allows for awards up to a maximum of 1,000,000 shares of common stock. Under the Incentive Plan, the compensation committee may award Non-Qualified Stock Options, Incentive (qualified) Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing.

The foregoing discussion of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, attached as Exhibit 10.1 to Form S-4 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As part of the Mergers, and following approval of its stockholders as discussed in Item 5.07, the Company has adopted certain amendments to its articles of incorporation. The amendments are described in the Form S-4 in the sections entitled “Proposal No. 2 – Approval To Amend The Provision Of Fona’s Articles Of Incorporation That Addresses Transactions With Interested Directors”, “Proposal No. 4 – Approval to Amend The Articles of Incorporation To Provide That Fona Is Not Opting Out Of The Provisions of NRS 78.378 to NRS 78.3793” and “Proposal No. 5 – Approval To Change Fona’s Corporate Name”, which sections are incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Mergers, the Company has ceased to be a shell company. The material terms of the Mergers are described in the Form S-4 in the section entitled “The Merger”, which section is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The Financial Statements of Fona, EG I and Evolutionary Genomics in the F-pages of the Form S-4 are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2015 and June 30, 2014, and for the twelve months ended December 31, 2014 and December 31, 2013, is set forth in the Form S-4 under the heading “Unaudited Pro-Forma Condensed Combined Financial Information”, which information is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 2, 2015, by and among Fona, Inc., Evolutionary Genomics, Inc., EG I, LLC, Fona Merger Sub, Inc. and Fona Merger Sub, LLC.(1)
3.1	Amended and Restated Articles of Incorporation*
3.2	Bylaws of the Company(2)
4.1	Specimen Stock Certificate*
5.1	Opinion of Ellenoff Grossman & Schole LLP**
10.1	Equity Incentive Plan**
10.2	Tennessee State University Agreement**
10.3	Tennessee State University Amendment**
10.4	Fee for Services Agreement University of Missouri**
10.5	Contract for Services University of Missouri**
10.6	Bill and Melinda Gates Foundation MSA**
10.7	Bill and Melinda Gates Foundation WO 1**
16.1	Letter of Schumacher & Associates, Inc.*
21.1	Subsidiaries of Evolutionary Genomics, Inc.*
23.1	Consent of Ellenoff Grossman &Schole LLP (contained in Exhibit 5.1 hereto)**
23.2	Consent of Schumacher & Associates, Inc.*
23.3	Consent of EKS&H LLP*

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*

Filed herewith.

**

Previously filed.

(1)

Incorporated herein by reference to Registrant’s Report on Form 10-K filed with the Commission on March 5, 2015.

(2)

Incorporated herein by reference to Registrant’s Form 10 filed with the Commission on September 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVOLUTIONARY GENOMICS, INC.

Dated: October 23, 2015	By:	/s/ Steve B. Warnecke
	Name:	Steve B. Warnecke
	Title:	Chairman of the Board, President and Chief Executive Officer